SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2001

W HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Puerto Rico	000-27377	66-0573197

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West McKinley Street, Mayaguez, Puerto Rico 00680
(Address of principal executive offices)

      Registrant’s telephone number, including area code: (787) 834-8000

                                    Not Applicable
(Former name or former address, if changed since last report)

      Item 5. Other Information.

      On July 11, 2001, W Holding Company issued a press release announcing its results of operations for the second quarter of 2001. The press release is filed as Exhibit 99.1 to this report. Also, attached at Exhibit 99.2, is a table of certain other financial data relating to the company and its operations.

      Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No	Description

1	Form of Underwriting Agreement relating to the company’s Series D Preferred Stock being registered pursuant to the Company’s registration statement on Form S-3, File No. 333-56502

99.1	Press release of the company, dated July 11, 2001

99.2	Financial Data Table

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W HOLDING COMPANY, INC. (Registrant)

/s/ Freddy Maldonado Freddy Maldonado Chief Financial Officer

Date: July 13, 2001

Exhibit Index

Exhibit No	Description

1	Form of Underwriting Agreement relating to the company’s the Series D Preferred Stock being registered pursuant to the Company’s registration statement on Form S-3, File No. 333-56502

99.1	Press release of the company, dated July 11, 2001

99.2	Financial Data Table